United States
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 1, 2001


                    Coastal Caribbean Oils & Minerals, Ltd.
             (Exact name of registrant as specified in its charter)


              Bermuda                 1-4668                    None
----------------------------        -----------         ----------------
State or other jurisdiction        (Commission           (IRS employer
       of incorporation)           File Number)        Identification No.)


Clarendon House, Church Street, Hamilton HM  DX, BERMUDA        None
----------------------------------------------------------    -------
(Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (441) 295-1422


                   (Former name or former address, if changed
                              since last report.)

                                    FORM 8-K

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.



Item 5.   Other Events

         On October 1, 2001, the Leon County Circuit Court in Coastal Petroleum Company's lawsuit against the State of Florida on its own motion issued an order scheduling a case management conference for Tuesday, November 27, 2001. The order provides that counsel be prepared to discuss a discovery schedule, the setting of a trial date, and several other matters.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (c)    Exhibits

         None.

                                    FORM 8-K

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     COASTAL CARIBBEAN OILS & MINERALS, LTD.
                                (Registrant)



                              By /s/ Benjamin W. Heath
                             ---------------------------------------
                               Benjamin W. Heath
                               President

Date:  October 3, 2001